UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
            ________________________________________
                           FORM 8-K

                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934
               ________________________________________

Date of Report (Date of earliest event reported): May 22, 2007

                  UNION NATIONAL FINANCIAL CORPORATION
               ________________________________________
         (Exact name of registrant as specified in its charter)


       Pennsylvania              0-19214            23-2415179
___________________________   _______________   _______________
(State or other jurisdiction (Commission File   (IRS Employer
  of incorporation)           Number)         Identification
No.)

570 Lausch Lane, Lancaster, Pennsylvania            17601
________________________________________          _________
(Address of principal executive offices)          (Zip Code)

                           (717) 653-1441
              ________________________________________
          (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   CURRENT REPORT ON FORM 8-K

    Item 8.01   Other Events
    _________  ____________________________________________
On May 21, 2007, Union National Financial Corporation issued a
Quarterly report to shareholders, attached as Exhibit 99.1, presenting condensed financial results, key ratios and highlights for the three months ended March 31, 2007.

The information contained in this Current Report on Form 8-K, pursuant to Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this
Item 8.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Exhibit Number               Description
______________   ____________________________________
99.1             Quarterly Report to Shareholders presenting
                 condensed financial results, key ratios and highlights for the three months ended March 31, 2007.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
                                       UNION NATIONAL FINANCIAL
                                       CORPORATION
                                       (Registrant)


Dated: May 22, 2007                    /s/ Mark D. Gainer

                                      __________________________
                                       Mark D. Gainer
                                       Chairman, Chief Executive
                                       Officer, and President

                      FIRST QUARTER REPORT
                            2007



          UNION NATIONAL FINANCIAL CORPORATION

TO OUR STOCKHOLDERS

Union National reported a consolidated net loss of $356,000 for the first quarter of2007, as compared to net income of $770,000 for the same period of 2006. First quarter 2007 results included one-time charges for net losses on the sale of securities and debt prepayment penalties of $519,000 and $31,000, respectively, (a combined $363,000 after tax or $0.14 per share) related to a de-leveraging transaction in January 2007, and severance-related charges of $536,000 ($354,000 after tax or $0.14 per share) resulting from a restructuring initiative. The basic and diluted loss per share for the three months ended March 31, 2007 was ($0.14), while basic and diluted earnings per share for the first quarter of 2006 were $0.31 and $0.30, respectively. Excluding these one-time charges, net income for the first quarter of 2007 was $361,000 or $0.14 per share. We will incur additional charges of $176,000 ($116,000 after tax) under the restructuring program during the second quarter of 2007.

These are challenging times, not only for Union National, but for the banking industry. Because we remain committed to our role as an independent community bank with close ties to Lancaster County, we have made tough decisions and taken actions to right-size the organization, and also de-leverage our balance sheet by selling investment securities and using the proceeds to pay off high-interest debt. Like most companies, our largest expense is salaries and benefits; that is why a reduction in expenses translated into a reduction of our workforce.

These transactions, combined with strong growth in earning assets, especially commercial loans, led to an increase in our net interest margin to 3.61% in the first quarter of 2007, up from 3.31% in the fourth quarter of 2006, and slightly ahead of where we stood a year ago. We accomplished this in an unfavorable interest rate environment with an inverted treasury yield curve.

The Board of Directors of Union National Financial Corporation approved the payment of its second regular quarterly cash dividend for 2007. The cash dividend of six cents per share is payable on May 21, 2007, to stockholders of record on May 7, 2007. We are diligently working to position Union National for future profitable growth.

Thank you for your continued support.
Sincerely yours,

/s/ Mark D. Gainer
__________________

Mark D. Gainer
Chairman, CEO & President
Union National Financial Corporation

FINANCIAL HIGHLIGHTS, 1ST QUARTER 2007:
                                    Three Months Ended March 31,
                                    ____________________________
                                      2007      2006     %Change
(Dollars in thousands, except per
  share data)
________________________________________________________________
INCOME STATEMENT DATA
Net Interest Income.................$ 3,774    $ 3,588      5.2%
Provision for Loan and Lease Losses.    207         30    590.0%
Other Operating Income..............  2,113      1,854     14.0%
Investment Security Gains(Losses)...   (519)        22       nc
Restructuring Charge........ .......    536          -       nc
Other Operating Expenses.... .......  5,321      4,571     16.4%
Net Income (Loss)...................   (356)       770       nc
Per Share Information:
Net Income (Loss) for Period-Basic..$ (0.14)    $ 0.31       nc
Net Income (Loss) for Period-
  Assuming Dilution.................  (0.14)      0.30       nc
Dividends per Share.................   0.10       0.16    -37.5%

  nc - Not calculable

                                           As of March 31,
                                     ___________________________
                                        2007      2006   %Change
________________________________________________________________
BALANCE SHEET DATA
Total Assets........................$ 458,753  $ 478,350   -4.1%
Total Loans and Leases..............  350,602    304,350   15.2%
Total Deposits......................  332,074    315,391    5.3%

                                    Three Months Ended March 31,
                                    ____________________________
                                             2007       2006
________________________________________________________________
FINANCIAL RATIOS
Return on Average Stockholders' Equity....  -5.00%      11.56%
Return on Average Realized Stockholders'
Equity*...................................  -4.89%      11.29%
Return on Average Assets..................  -0.30%       0.67%
Net Interest Margin.......................   3.61%       3.60%
Quarterly Average Stock Price per Share...$ 17.28     $ 19.35

                                             As of March 31,
                                          ______________________
                                              2007       2006
                                          ______________________
Nonperforming Loans and Leases as a
  % of Total Loans and Leases.............    0.64%       0.58%
Book Value per Share...................... $ 11.27     $ 10.97

*Excludes the impact of accumulated other comprehensive income
(loss) on total stockholders' equity.

                                                  March 31,
                                         _______________________
(Dollars in thousands, except share data)      2007       2006
________________________________________________________________

ASSETS
Cash and Due from Banks...................  $ 12,018   $ 23,852
Interest-Bearing Deposits in Other Banks..       309        109
                                            ____________________
Total Cash and Cash Equivalents...........    12,327     23,961
Investment Securities Available for Sale..    66,762    121,920
Loans Held for Sale.......................     1,777        554
Loans and Leases, Net of Unearned Income..   350,602    304,350
Less: Allowance for Loan and Lease Losses.    (3,188)    (2,729)
                                            ____________________
Net Loans and Leases......................   347,414    301,621
Premises and Equipment, Net...............     9,577      8,530
Restricted Investment in Bank Stocks......     3,863      5,660
Bank-Owned Life Insurance.................    10,346      9,951
Other Assets..............................     6,687      6,153
                                            ____________________
TOTAL ASSETS.............................. $ 458,753  $ 478,350
                                            ====================
LIABILITIES
Deposits:
Noninterest - Bearing..................... $  48,091  $  58,604
Interest-Bearing..........................   283,980    256,787
                                            ____________________
Total Deposits............................   332,071    315,391
Short -Term Borrowings....................     8,223      4,448
Long -Term Debt...........................    68,816    117,158
Junior Subordinated Debentures............    17,341     11,341
Other Liabilities.........................     3,676      2,362
                                            ____________________
TOTAL LIABILITIES.........................   430,127    450,700
Minority Interest in Consolidated
  Subsidiaries............................       138         52
STOCKHOLDERS' EQUITY
Common Stock (Par Value $.25 per
share)....................................       736        736
  Shares: Authorized - 20,000,000;
          Issued - 2,944,943 and 2,944,822 shares
          at March 31, 2007 and 2006, respectively;
          Outstanding - 2,527,069 and 2,515,550
          shares at March 31, 2007 and 2006,
          respectively
Surplus...................................    13,008     12,989
Retained Earnings.........................    22,852     22,944
Accumulated Other Comprehensive Income
(Loss)....................................       217       (515)
Treasury Stock, at cost - 417,874 and 429,272
  shares at March 31, 2007 and 2006,
  respectively............................    (8,325)    (8,556)
                                            ____________________
TOTAL STOCKHOLDERS' EQUITY................    28,488     27,598
                                            ____________________
TOTAL LIABILITIES and STOCKHOLDERS' EQUITY $ 458,753  $ 478,350
                                            ====================

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME(LOSS)(UNAUDITED)

                                    Three Months Ended March 31,
(Dollars in thousands, except       ____________________________
  per share data)                              2007      2006
________________________________________________________________
Net Income (Loss) for Period..............  $ (356)     $ 770
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Holding Gains/(Losses) on
   Available - for - Sale Investment
   Securities Arising During Period.......      90        (33)
Reclassification Adjustment for (Gains)
  Losses Included in Net Income...........     343        (15)
Unrealized Gains (Losses) on Cash Flow
Hedges..................................       2        (20)
Reclassification Adjustment for Hedging
  Losses Included in Net Income...........      24          -
                                           _____________________
Total Other Comprehensive Income (Loss)...     459        (68)
                                           _____________________
COMPREHENSIVE INCOME for PERIOD ..........  $  103      $ 702

                                           =====================

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                    Three Months Ended March 31,
(Dollars in thousands, except       ____________________________
  per share data)                            2007        2006
________________________________________________________________
INTEREST INCOME
Interest and Fees on Loans and
Leases...................................   $ 6,455    $ 5,355
Investment Securities:...................
Taxable Interest.........................       917        989
Tax - Exempt Interest....................       217        364
Dividends ...............................        85         76
Other ...................................        16          8
                                          ______________________
Total Interest Income....................     7,690      6,792
INTEREST EXPENSE
Deposits.................................     2,412      1,669
Short -Term Borrowings ..................       107         85
Long -Term Debt .........................     1,079      1,256
Junior Subordinated Debentures...........       318        194
                                          ______________________
Total Interest Expense...................     3,916      3,204
                                          ______________________
Net Interest Income......................     3,774      3,588
PROVISION for LOAN and LEASE LOSSES......       207         30
                                          ______________________
Net Interest Income after Provision for
  Loan and Lease Losses..................     3,567      3,558
                                          ======================
OTHER OPERATING INCOME
Income from Fiduciary Activities.........        67         77
Service Charges on Deposit Accounts......       399        388
Other Service Charges, Commissions, Fees.       236        214
Alternative Investment Sales Commissions.       199        169
Investment Securities Gains (Losses).....      (519)        22
Mortgage Banking/Brokerage Activities....       786        690
Title Insurance/Settlement Income........       123        132
Earnings from Bank-Owned Life Insurance..       103         91
Other Income.............................       200         93
                                          ______________________
Total Other Operating Income.............     1,594      1,876
OTHER OPERATING EXPENSES
Salaries and Wages.......................     2,188      1,963
Retirement Plan and Other Employee Benefits     600        570
Net Occupancy............................       545        324
Furniture and Equipment..................       260        184
Professional Fees........................       373        185
Data Processing Services.................       216        202
Pennsylvania Shares Tax..................        62         27
Advertising and Marketing................       224        255
ATM Processing...........................        87         94
Minority Interests in Earnings (Losses) of
  Subsidiaries...........................        71         (9)
Restructuring Charge.....................       536          -
Other Expenses...........................       695        776
                                          ______________________
Total Other Operating Expenses...........     5,857      4,571
                                          ______________________
Income (Loss) Before Income .............      (696)       863
PROVISION for (BENEFIT from) INCOME
TAXES....................................      (340)        93
                                          ______________________
NET INCOME (LOSS) for PERIOD.............    $ (356)     $ 770
                                          ======================
PER SHARE INFORMATION
Net Income (Loss) for Period - Basic.....   $ (0.14)    $ 0.31
Net Income (Loss) for Period - Assuming
  Dilution...............................     (0.14)      0.30
Cash Dividends...........................      0.10       0.16


BOARD OF DIRECTORS
________________________________________________________________
DONALD CHIP CARGAS, JR.
Founder/President/CEO,
Cargas Systems, Inc.

NANCY SHAUB COLARIK
Retired Senior Officer from Banking

KEVIN DOLAN
Attorney/Partner,
Gingrich, Smith, Klingensmith & Dolan

MARK D. GAINER
Chairman/President/CEO, Union National Financial Corporation
Chairman/CEO, Union National Community Bank

JAMES R. GODFREY
Executive Vice President, Teachers Protective Mutual
Life Insurance Company

CARL R. HALLGREN
Attorney-Treasurer, Morgan, Hallgren, Croswell and Kane P.C.

BARRY C. HUBER, CPA
Managing Partner, Trout, Ebersole and Groff, LLP

THOMAS J. MCGRATH
DVM, MS, PHD Owner of Donegal Animal Hospital, P.C.

WILLIAM M. NIES
Real Estate Developer/Sales, L.M.S. Commercial Real Estate

DARWIN A. NISSLEY
Partner, Nissley Brothers

LLOYD C. PICKELL
Lloyd C. Pickell, P.A.

OFFICERS
________________________________________________________________
Mark D. Gainer                     Carl R. Hallgren
Chairman/President/CEO             Vice Chairman/Secretary


CORPORATE HEADQUARTERS
________________________________________________________________
Union National Financial Corporation
570 Lausch Lane, Lancaster, PA 17601
717- 492 - 2222

DIVIDEND CALENDAR
________________________________________________________________
Cash dividends are customarily payable on or about the 20th day of February, May, August and November.

Union National Financial Corporation

Union National Community Bank
Wholly - owned subsidiary of Union National Financial
Corporation
570 Lausch Lane, Lancaster, PA 17601
717- 492 - 2222 - www.uncb.com